UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

PGIM PRIVATE CREDIT FUND

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01582	88-1771414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Broad Street
Newark, New Jersey		07102-4410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 973 802-5032

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

August 2026 Distributions

On August 27, 2026, PGIM Private Credit Fund (the “Fund”) declared regular distributions for Class S shares, Class D shares and Class I shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Regular Distribution	Total Distribution
Class S Common Shares	$0.16851	$0.16851
Class D Common Shares	$0.18050	$0.18050
Class I Common Shares	$0.18550	$0.18550

The regular distributions for the Shares are payable to shareholders of record as of the open of business on August 31, 2026 and will be paid on or about September 28, 2026.

These distributions will be paid in cash or reinvested in shares of the Fund’s Shares for shareholders participating in the Fund’s distribution reinvestment plan (“DRIP”).

Item 8.01 Other Events.

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of July 31, 2026, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of July 31, 2026
Class S Common Shares	$24.89
Class D Common Shares	$24.80
Class I Common Shares	$24.32

As of July 31, 2026, the Fund’s aggregate NAV was $298.2 million, the fair value of its investment portfolio was $453.0 million, and it had $159.6 million of debt outstanding (at principal).

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $2.5 billion in Shares (the “Offering”). Additionally, the Fund has sold shares that are exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder (the “Private Offering”). The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing, reflective of transfers between share classes. The table below does not include Shares sold through the Fund’s DRIP. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class S Common Shares	113,988	$2,894,933
Class D Common Shares	—	$—
Class I Common Shares	6,817,120	$169,044,005
Private Offering:
Class S Common Shares	492	$12,789
Class D Common Shares	492	$12,782
Class I Common Shares	4,285,940	$109,102,500
Total Offering and Private Offering *	11,218,031	$281,067,009

*	Amounts may not sum due to rounding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGIM PRIVATE CREDIT FUND

Date:	August 31, 2026	By:	/s/ Elyse M. McLaughlin
		Name: Title:	Elyse M. McLaughlin Treasurer and Principal Accounting Officer